UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1.	Report to Stockholders.

Annual Report TCW Strategic Income Fund, Inc. DECEMBER 31 2014

TCW Strategic Income Fund, Inc. President’s Letter

David S. DeVito President, Chief Executive Officer & Director

Dear Valued Shareholder,

I am pleased to present the 2014 annual report for the TCW Strategic Income Fund (“TSI”). TSI is a multi-asset class closed-end fund managed by TCW Investment Management Company and is listed on the New York Stock Exchange. For 2014, the shareholders of the Fund realized a 5.66% return on investment, while the Fund’s net asset value increased 6.66% (i.e., returns of the underlying assets). TSI’s Custom Benchmark Index posted a return for the year of 6.62%. This has brought annualized price-based performance of the Fund to 11.35% for the trailing three-year period and to 15.47% for the trailing five-year period, well ahead of the Fund’s benchmark for those periods including since inception return. The Fund’s price based return of 5.66% was slightly lower than the net asset value (NAV) based return of 6.66% in 2014. This relates to changes in the discount to NAV at which TSI shares traded in 2014. Specifically, the share discount to NAV began the year at 8.2% and subsequently widened to 9.4%, thus decreasing the relative return of the TSI shares as compared with the return on the underlying net asset valuation.

The Fund changed its managed distribution policy and implemented a net investment income-based distribution policy effective January 1, 2014, which is to distribute dependable, but not assured, quarterly distributions out of the Fund’s accumulated net investment income and/or other sources. We believe this new dividend policy is in the best interests of the shareholders and the Fund. In 2014, distributions were made in the following amounts: Q1 2014, $0.0728; Q2 2014, $0.0725; Q3 2014, $0.0644 and Q4 2014, $0.0433.

Fund Performance

	Annualized Total Return as of 12/31/14
	1 Year	3 Year	5 Year	10 year	Since 3/1/06 (2)	Since 3/5/87 (3)
Price Based Return	5.66%	11.35%	15.47%	10.59%	12.24%	8.51%
NAV Based Return	6.66%	14.01%	15.16%	10.04%	11.29%	9.11%
Custom Benchmark (1)	6.62%	8.56%	8.34%	6.46%	6.76%	N/A

(1)	Custom Benchmark Index: 15% S&P 500 with Income, 15% Merrill Lynch Convertible Index, 45% Barclays Capital Aggregate Bond Index, 25% Citi High Yield Cash Pay Index. Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.
(2)	The date on which the Fund’s investment strategy changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(3)	Inception date of the Fund.

Having already defied the early 2014 consensus on U.S. Treasury (UST) rates with a significant rally in the first three quarters, the year ended on a similar note, with a further decline in yields beyond the intermediate stretch of the yield-curve. The 32 basis point (bps) dip in the fourth quarter on the 10-Year UST brought the year-end level to 2.17%, well below the 3.03% to start the year. While in

TSI Annual Letter (Continued)

retrospect, explanations abound as to the surprising fall in rates, it would appear that the markets were unswayed by three significant developments during the year that would typically motivate a relatively higher rate profile. First, after several years of balance sheet expansion via the active purchase of USTs and agency mortgages, the Federal Reserve (Fed) announced and executed a drawdown and elimination of new quantitative easing (QE) purchases, removing its massive buying power (aside from coupon reinvestments on its holdings). Second, on the heels of a weather-induced economic contraction in the first quarter, the middle part of the year saw 4.6% and 5% annualized growth rates, a clear indication of some long-anticipated momentum. Finally, the last 11 months of the year were each punctuated by job creation in excess of two hundred thousand that drew the unemployment rate down to 5.6%.

So, how to account for the unexpected retreat in UST yields in 2014? Undoubtedly, economic weakness persisted overseas as a decoupling from U.S. fortunes became more apparent across developed and emerging markets alike. Through the middle part of the year, this was addressed in varying degrees by Japan, Europe, and China, as each looked to introduce further stimulus to their challenged growth profiles. As a consequence, government bond rates fell, with 10-Year German and Japanese debt trading below 1%, while even Italian and Spanish paper yielded less than USTs. These lower rates have effectively limited upward lift to U.S. rates and the stronger dollar has made USD-denominated assets more compelling, further restricting much of a rise in U.S. rates. And then there is oil, which found prices collapsing in the fourth quarter as weaker demand met with surging supply and financial market machinations. The decline in oil and other commodities prices has magnified global deflationary fears, further feeding the rate environment. Ironically, stock performance in the U.S. only confused the issue, with the S&P 500 Index gaining 5% in the fourth quarter and nearly 14% for the year.

Rallying rates fueled good returns in the broad U.S. bond market, with the Barclays Aggregate Index up 1.8% in the fourth quarter and 6% for the year, though long USTs (20+ years) were the big winners, pacing the market with a 27.5% gain for the year as the long bond yield plummeted over 120 bps. Meanwhile, despite a strong first half of the year, fixed income credit markets ended 2014 relatively cheaper, largely due to increasing creditor concerns about slowing global growth, reflected not least by the drop in oil and other commodities. In particular, emerging market and high yield debt were especially hard hit by the decline in oil prices, lagging significantly for the fourth quarter and year. Similarly, among investment grade corporates, commodity-related sectors—metals and mining as well as energy—saw the largest increase in credit spreads, resulting in considerable underperformance to USTs. Financial credits were the best performers as balance sheets continued to strengthen given ever tighter regulatory control.

Despite the end of the Fed’s QE program in October, agency residential mortgage-backed securities (RMBS) outperformed duration-matched USTs in 2014 for the fifth out of the past six years, returning over 6%. Even without new purchases, the sector remained supported by the Fed’s reinvestment of MBS pay-downs, while supply remained light given the still-stringent underwriting standards and low securitization rate on the part of banks. Commercial MBS (CMBS) returned nearly 4% in 2014 and generated excess returns of over 100 bps to USTs as commercial real estate prices continued to climb. Non-agency RMBS also performed well during the fourth quarter and year, benefitting from favorable technicals (supply and demand) and improving fundamentals. An absence of new origination and steady pay-downs drove ongoing attrition of the market (though it remains relatively large with over $700 billion outstanding) and demand remained strong from a pool of stable buy-and-hold investors. Fundamentally, steady housing price appreciation and stronger credit profiles within mortgage pools further supported the relative performance. Asset-backed securities (ABS) posted positive returns for the quarter and year, with student loan ABS performing particularly well.

With upward revisions to second and third quarter GDP, the economy, although not yet consistently robust, is demonstrating some strength and resistance to the global challenges. The Fed has begun to normalize monetary policy with the conclusion of its asset purchase program in October and has its eye on coming off the longstanding zero interest rate policy with expectations of a rate hike in 2015. Specific to the Fund, strategy continues to be largely influenced by a view that interest rate pressures will heighten over time and that late-stage credit cycle dynamics such as increased leverage and looser underwriting standards warrant a cautious and selective investment strategy. Interest rate risk is constrained via a shorter-than-Index duration position and credit risk is managed via selective security selection across non-government fixed income sectors.

More specifically from a thematic perspective, non-agency MBS continue to offer very good relative value and remain a sizable allocation within the Fund. Among ABS, select subsectors offer good risk-adjusted value and offer diversity to portfolios, namely FFELP student loans and high quality collateralized loan obligations (CLO). The overweight to CMBS is made up of both agency-backed issues and non-agency CMBS at the top of the capital structure. Corporate credit has become marginally less attractive as the cycle ages and rich valuations persist, thus informing an underweight, particularly among industrial credits. However, financials and utilities remain relatively attractive as both are somewhat protected from increasing leverage due to regulatory oversight. Outside of the investment grade space, bank loans and high yield corporates represent a modest allocation, with a tilt toward issues that are higher in the capital structure and have shorter durations to reduce exposure to interest rate volatility.

TSI’s equity exposure is currently implemented with long positions in S&P 500 Index futures that had a notional value representing 4.2% of the Fund’s market value at year-end. The position was gradually trimmed from mid-year levels as equity valuations continued to increase, though a meaningful correction in equity prices might lead to an increase in the equity allocation.

Leverage is available to the Fund through a $70 million line of credit facility; however, the Fund has not drawn from it currently. The use of leverage has been accretive to returns in recent years owing to the general lowering of market rates. However, this may not always be a positive and management has reduced the use of leverage in the Fund. Should rates rise or credit or mortgage spreads widen, it is our expectation that the NAV of the Fund could be adversely impacted by the use of leverage.

Our expectations for 2015 are for continued slow economic growth with periods of ongoing market volatility. Management is concerned that risk markets may be vulnerable to higher levels of volatility in 2015 and hence (1) leverage is not being utilized, (2) use of credit and high yield has been reduced, and (3) the underweight of equity exposure relative to the Fund’s Custom Index (Fund’s equity exposure is just over 4% versus the Custom Index’s exposure of 15%).

TSI Annual Letter (Continued)

We greatly appreciate your investment in the Fund and your continuing support of TCW. In the event that you have any additional questions or comments, I invite you to visit our web site at www.tcw.com or call our shareholder services department at 1-866-227-8179.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

TCW Strategic Income Fund, Inc.

Schedule of Investments

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (25.6% of Net Assets)
$1,130,000	321 Henderson Receivables LLC, (13-3A-B), (144A), 5.54%, due 01/15/75 (1)	$1,277,519
575,000	321 Henderson Receivables LLC, (14-2A-B), (144A), 4.48%, due 01/15/75 (1)	576,084
933,021	AABS, Ltd., (13-1-B), 6.161%, due 01/10/38 (2)	930,051
1,150,000	AMUR Finance I LLC, (2013-1), 10%, due 01/25/22	1,149,984
1,121,221	AMUR Finance I LLC, (2013-2), 10%, due 03/20/24	1,121,205
614,144	AMUR Finance I LLC, (2014-1), 11%, due 11/21/17	614,136
500,000	ARES XXVI CLO, Ltd., (13-1A-C), (144A), 2.981%, due 04/15/25 (1)(2)	478,071
140,176	Axis Equipment Finance Receivables LLC, (12-1I-E1), 6.25%, due 04/20/16	140,642
425,000	Axis Equipment Finance Receivables LLC, (12-1I-E2), 7%, due 03/20/17	426,881
1,200,000	Babson CLO, Ltd., (13-IA-A), (144A), 1.331%, due 04/20/25 (1)(2)	1,180,259
1,150,000	Babson CLO, Ltd., (14-IA-A1), (144A), 1.72%, due 07/20/25 (1)(2)	1,146,834
1,182,860	Bayview Commercial Asset Trust, (03-2-A), (144A), 1.04%, due 12/25/33 (1)(2)	1,123,334
972,181	Bayview Commercial Asset Trust, (04-1-A), (144A), 0.53%, due 04/25/34 (1)(2)	933,755
887,778	Bayview Commercial Asset Trust, (04-2-A), (144A), 0.6%, due 08/25/34 (1)(2)	851,607
426,810	Bayview Commercial Asset Trust, (04-3-A1), (144A), 0.54%, due 01/25/35 (1)(2)	396,855
1,466,902	Bayview Commercial Asset Trust, (05-2A-A1), (144A), 0.48%, due 08/25/35 (1)(2)	1,343,217
1,590,858	Bayview Commercial Asset Trust, (05-4A-A1), (144A), 0.47%, due 01/25/36 (1)(2)	1,406,638
1,258,847	Bayview Commercial Asset Trust, (06-4A-A1), (144A), 0.4%, due 12/25/36 (1)(2)	1,134,287
1,000,000	Bayview Commercial Asset Trust, (06-SP1-M1), (144A), 0.62%, due 04/25/36 (1)(2)	978,281
935,112	Bayview Commercial Asset Trust, (07-2A-A1), (144A), 0.44%, due 07/25/37 (1)(2)	804,423
610,412	Bayview Commercial Asset Trust, (07-3-A1), (144A), 0.41%, due 07/25/37 (1)(2)	541,162
688,303	Bayview Commercial Asset Trust, (08-4-A3), (144A), 2.92%, due 07/25/38 (1)(2)	648,044
600,000	Blue Hill CLO, Ltd., (13-1A-C1), (144A), 3.231%, due 01/15/26 (1)(2)	584,836
1,100,000	BlueMountain CLO, Ltd., (13-1A-A1), (144A), 1.432%, due 05/15/25 (1)(2)	1,079,001
2,200,000	Brazos Higher Education Authority, Inc., (10-1-A2), 1.433%, due 02/25/35 (2)	2,256,928
1,100,000	Cent CLO 19 LP, (13-19A-A1A), (144A), 1.563%, due 10/29/25 (1)(2)	1,088,133
1,194,213	CIT Education Loan Trust, (07-1-A), (144A), 0.345%, due 03/25/42 (1)(2)	1,139,914
310,000	Cronos Containers Program, Ltd., (12-2A-A), (144A), 3.81%, due 09/18/27 (1)	310,039
1,150,000	Dryden XXVI Senior Loan Fund, (13-26A-A), (144A), 1.331%, due 07/15/25 (1)(2)	1,127,264
500,000	Dryden XXVIII Senior Loan Fund, (13-28A-A3L), (144A), 2.932%, due 08/15/25 (1)(2)	480,493
1,260,000	Education Loan Asset-Backed Trust I, (13-1-A2), (144A), 0.969%, due 04/26/32 (1)(2)	1,258,909
675,000	EFS Volunteer LLC, (10-1-A2), (144A), 1.084%, due 10/25/35 (1)(2)	672,870
1,500,000	EFS Volunteer No 2 LLC, (12-1-A2), (144A), 1.505%, due 03/25/36 (1)(2)	1,536,043
2,641,264	GCO Education Loan Funding Trust, (06-2AR-A1RN), (144A), 0.82%, due 08/27/46 (1)(2)	2,531,032
470,374	GE Business Loan Trust, (03-2A-A), (144A), 0.531%, due 11/15/31 (1)(2)	452,597
209,593	GE Business Loan Trust, (04-1-A), (144A), 0.451%, due 05/15/32 (1)(2)	203,130
243,146	GE Business Loan Trust, (04-2A-A), (144A), 0.381%, due 12/15/32 (1)(2)	237,435
601,115	GE Business Loan Trust, (05-1A-A3), (144A), 0.411%, due 06/15/33 (1)(2)	584,112
594,456	GE Business Loan Trust, (05-2A-A), (144A), 0.401%, due 11/15/33 (1)(2)	574,869
637,292	Global SC Finance SRL, (14-1A-A2), (144A), 3.09%, due 07/17/29 (1)	629,129
418,274	Goal Capital Funding Trust, (06-1-B), 0.683%, due 08/25/42 (2)	383,762
1,175,000	GoldenTree Loan Opportunities VII, Ltd., (13-7A-A), (144A), 1.384%, due 04/25/25 (1)(2)	1,153,681
1,200,000	GoldenTree Loan Opportunities VIII, Ltd., (14-8A-A), (144A), 1.681%, due 04/19/26 (1)(2)	1,191,988
550,860	Higher Education Funding I, (14-1-A), (144A), 1.283%, due 05/25/34 (1)(2)	546,022
1,200,000	ING Investment Management CLO, Ltd., (13-2A-A1), (144A), 1.384%, due 04/25/25 (1)(2)	1,179,965

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (Continued)
$270,000	ING Investment Management CLO, Ltd., (14-1A-A1), (144A), 1.731%, due 04/18/26 (1)(2)	$268,009
988,274	KKR Financial CLO, Ltd., (05-1A-B), (144A), 0.684%, due 04/26/17 (1)(2)	984,089
542,250	Leaf II Receivables Funding LLC, (13-1-E2), (144A), 6%, due 09/15/21 (1)	519,595
680,000	Limerock CLO III LLC, (14-3A-D), (144A), 5.379%, due 10/20/26 (1)(2)	611,631
1,056,686	MAPS CLO Fund II, Ltd., (07-2A-A1), (144A), 0.471%, due 07/20/22 (1)(2)	1,048,256
400,000	National Collegiate Master Student Loan Trust I, (02-2-AR10), (144A), 3.652%, due 11/01/42 (1)(2)	401,008
740,712	National Collegiate Student Loan Trust, (06-3-A3), 0.32%, due 10/25/27 (2)	732,332
575,000	Nelnet Student Loan Trust, (14-4A-A2), (144A), 1.119%, due 11/25/43 (1)(2)	579,650
1,200,000	Nomad CLO, Ltd., (13-1A-A1), (144A), 1.431%, due 01/15/25 (1)(2)	1,182,805
2,200,000	North Carolina State Education Assistance Authority, (11-1-A3), 1.134%, due 10/25/41 (2)(3)	2,214,344
570,000	Octagon Investment Partners XVIII, Ltd., (13-1A-B), (144A), 2.982%, due 12/16/24 (1)(2)	546,725
804,562	Peachtree Finance Co. LLC, (2005-B-A), (144A), 4.71%, due 04/15/48 (1)	830,404
1,000,000	Scholar Funding Trust, (12-B-A2), (144A), 1.27%, due 03/28/46 (1)(2)	1,020,007
590,514	SLC Student Loan Trust, (04-1-B), 0.522%, due 08/15/31 (2)	541,179
492,113	SLC Student Loan Trust, (05-2-B), 0.521%, due 03/15/40 (2)	446,335
696,681	SLC Student Loan Trust, (06-1-B), 0.451%, due 03/15/39 (2)	624,343
1,000,000	SLC Student Loan Trust, (06-2-A5), 0.341%, due 09/15/26 (2)(3)	982,973
2,600,000	SLM Private Credit Student Loan Trust, (04-A-A3), 0.641%, due 06/15/33 (2)(3)	2,459,159
2,500,000	SLM Private Credit Student Loan Trust, (04-B-A3), 0.571%, due 03/15/24 (2)(3)	2,392,277
2,300,000	SLM Student Loan Trust, (03-11-A6), (144A), 0.991%, due 12/15/25 (1)(2)	2,295,129
607,106	SLM Student Loan Trust, (04-2-B), 0.704%, due 07/25/39 (2)	567,643
633,229	SLM Student Loan Trust, (05-4-B), 0.414%, due 07/25/40 (2)	567,523
687,619	SLM Student Loan Trust, (05-9-B), 0.534%, due 01/25/41 (2)	624,515
1,400,000	SLM Student Loan Trust, (06-2-A6), 0.404%, due 01/25/41 (2)(3)	1,332,458
1,400,000	SLM Student Loan Trust, (06-8-A6), 0.394%, due 01/25/41 (2)	1,306,108
209,881	SLM Student Loan Trust, (07-6-B), 1.084%, due 04/27/43 (2)	193,918
150,000	SLM Student Loan Trust, (07-7-B), 0.984%, due 10/25/28 (2)	140,754
131,111	SLM Student Loan Trust, (07-8-B), 1.234%, due 04/27/43 (2)	122,354
225,000	SLM Student Loan Trust, (08-2-B), 1.434%, due 01/25/29 (2)	210,280
225,000	SLM Student Loan Trust, (08-3-B), 1.434%, due 04/25/29 (2)	210,499
225,000	SLM Student Loan Trust, (08-4-B), 2.084%, due 04/25/29 (2)	225,430
225,000	SLM Student Loan Trust, (08-5-B), 2.084%, due 07/25/29 (2)	230,111
225,000	SLM Student Loan Trust, (08-6-B), 2.084%, due 07/25/29 (2)	226,231
225,000	SLM Student Loan Trust, (08-7-B), 2.084%, due 07/25/29 (2)	226,668
225,000	SLM Student Loan Trust, (08-8-B), 2.484%, due 10/25/29 (2)	235,905
225,000	SLM Student Loan Trust, (08-9-B), 2.484%, due 10/25/29 (2)(3)	236,952
675,000	Sound Point CLO, Ltd., (12-1A-C), (144A), 3.531%, due 10/20/23 (1)(2)	668,282
861,328	Structured Receivables Finance LLC, (10-A-B), (144A), 7.614%, due 01/16/46 (1)	1,036,054
497,565	Structured Receivables Finance LLC, (10-B-B), (144A), 7.97%, due 08/15/36 (1)	609,269
1,500,000	Student Loan Consolidation Center, (02-2-B2), (144A), 1.647%, due 07/01/42 (1)(2)	1,152,751
700,000	Symphony CLO, Ltd., (12-9A-C), (144A), 3.479%, due 04/16/22 (1)(2)	694,665
186,667	TAL Advantage I LLC, (06-1A-NOTE), (144A), 0.356%, due 04/20/21 (1)(2)	185,309
21,354	Triton Container Finance LLC, (07-1A-NOTE), (144A), 0.31%, due 02/26/19 (1)(2)	21,334
545,316	Vermont Student Assistance Corp., (12-1-A), 0.855%, due 07/28/34 (2)(3)	543,812

	Total Asset-Backed Securities (Cost: $69,516,631)	72,654,496

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2014

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (51.3%)
	Commercial Mortgage-Backed Securities—Agency (0.7%)
$13,355,250	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K702-X1), 1.525%, due 02/25/18(I/O) (2)	$552,690
6,383,365	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KP01-X), 3.082%, due 01/25/19(I/O) (2)	634,452
18,584,061	Government National Mortgage Association, (09-114-IO), 0.23%, due 10/16/49(I/O) (2)	419,182
8,317,290	Government National Mortgage Association, (11-152-IO), 1.294%, due 08/16/51(I/O) (2)	413,244

	Total Commercial Mortgage-Backed Securities—Agency	2,019,568

	Commercial Mortgage-Backed Securities—Non-Agency (0.8%)
1,972,403	DBRR Trust, (11-LC2-AC4), (144A), 4.537%, due 07/12/44 (1)(2)	2,136,845
120,000	Wachovia Bank Commercial Mortgage Trust Series, (05-C20-B), 5.237%, due 07/15/42 (2)	122,273

	Total Commercial Mortgage-Backed Securities—Non-Agency	2,259,118

	Residential Mortgage-Backed Securities—Agency (2.4%)
297,135	Federal Home Loan Mortgage Corp., (1673-SD), 14.306%, due 02/15/24(I/F) (PAC) (2)	387,698
641,602	Federal Home Loan Mortgage Corp., (1760-ZD), 1.86%, due 02/15/24 (2)	649,885
235,424	Federal Home Loan Mortgage Corp., (2990-JK), 21.361%, due 03/15/35(I/F) (2)(3)	329,841
5,370,928	Federal Home Loan Mortgage Corp., (3122-SG), 5.469%, due 03/15/36(I/O) (I/F) (TAC) (PAC) (2)(3)	778,606
1,904,550	Federal Home Loan Mortgage Corp., (3239-SI), 6.489%, due 11/15/36(I/O) (I/F) (PAC) (2)(3)	314,219
1,045,597	Federal Home Loan Mortgage Corp., (3323-SA), 5.949%, due 05/15/37(I/O) (I/F) (2)(3)	130,699
767,135	Federal Home Loan Mortgage Corp., (3459-JS), 6.089%, due 06/15/38(I/O) (I/F) (2)(3)	101,496
3,665,621	Federal Home Loan Mortgage Corp., (4030-HS), 6.449%, due 04/15/42(I/O) (I/F) (2)(3)	630,349
5,281,169	Federal National Mortgage Association, (04-53-QV), 1.59%, due 02/25/34(I/O) (I/F) (2)(3)	178,510
675,445	Federal National Mortgage Association, (07-42-SE), 5.941%, due 05/25/37(I/O) (I/F) (2)(3)	92,174
4,734,169	Federal National Mortgage Association, (07-48-SD), 5.931%, due 05/25/37(I/O) (I/F) (2)(3)	577,115
900,727	Federal National Mortgage Association, (09-69-CS), 6.581%, due 09/25/39(I/O) (I/F) (2)(3)	125,581
5,041,746	Government National Mortgage Association, (06-35-SA), 6.435%, due 07/20/36(I/O) (I/F) (2)(3)	865,301
8,999,927	Government National Mortgage Association, (06-61-SA), 4.585%, due 11/20/36(I/O) (I/F) (TAC) (2)(3)	880,791
5,339,263	Government National Mortgage Association, (08-58-TS), 6.235%, due 05/20/38(I/O) (I/F) (TAC) (2)(3)	691,393

	Total Residential Mortgage-Backed Securities—Agency	6,733,658

	Residential Mortgage-Backed Securities—Non-Agency (47.4%)
1,861,392	ACE Securities Corp., (07-ASP1-A2C), 0.43%, due 03/25/37 (2)	1,101,232
1,827,047	Adjustable Rate Mortgage Trust, (05-4-6A22), 2.751%, due 08/25/35 (2)	730,832
1,048,177	Adjustable Rate Mortgage Trust, (06-1-2A1), 3.524%, due 03/25/36 (2)(4)	776,920
1,605,475	Asset-Backed Funding Certificates, (05-HE2-M2), 0.92%, due 06/25/35 (2)	1,573,321
1,500,000	Asset-Backed Securities Corp. Home Equity, (06-HE1-A4), 0.469%, due 01/25/36 (2)	1,333,016
3,000,000	Asset-Backed Securities Corp. Home Equity, (06-HE3-A5), 0.439%, due 03/25/36 (2)	2,289,429
3,094,609	Asset-Backed Securities Corp. Home Equity, (07-HE1-A4), 0.309%, due 12/25/36 (2)	2,508,422
1,102,446	Banc of America Alternative Loan Trust, (05-10-1CB1), 0.57%, due 11/25/35 (2)	846,998

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$1,272,850	Banc of America Funding Trust, (06-3-4A14), 6%, due 03/25/36	$1,282,407
857,346	Banc of America Funding Trust, (06-3-5A3), 5.5%, due 03/25/36 (4)	825,487
685,500	BCAP LLC Trust, (09-RR4-1A1), (144A), 9.5%, due 06/26/37 (1)	714,675
711,952	BCAP LLC Trust, (10-RR11-3A2), (144A), 2.764%, due 06/27/36 (1)(2)	714,696
987,375	BCAP LLC Trust, (11-RR3-1A5), (144A), 2.703%, due 05/27/37 (1)(2)	983,644
1,628,051	BCAP LLC Trust, (11-RR3-5A3), (144A), 5.094%, due 11/27/37 (1)(2)	1,579,402
793,615	BCAP LLC Trust, (11-RR4-1A3), (144A), 2.852%, due 03/26/36 (1)(2)	772,512
833,848	BCAP LLC Trust, (11-RR5-1A3), (144A), 2.503%, due 03/26/37 (1)(2)	820,161
562,565	BCAP LLC Trust, (11-RR5-2A3), (144A), 6.752%, due 06/26/37 (1)(2)	563,771
1,296,614	Bear Stearns Adjustable Rate Mortgage Trust, (07-4-22A1), 4.899%, due 06/25/47 (2)(4)	1,173,283
1,339,573	Bear Stearns Asset-Backed Securities Trust, (05-AC6-1A3), 5.5%, due 09/25/35 (2)	1,365,320
809,749	Bear Stearns Asset-Backed Securities Trust, (06-IM1-A1), 0.4%, due 04/25/36 (2)(4)	731,473
455,990	Centex Home Equity Loan Trust, (05-A-AF5), 5.28%, due 01/25/35	472,072
3,100,000	Centex Home Equity Loan Trust, (06-A-AV4), 0.42%, due 06/25/36 (2)	2,856,011
3,058,876	Citigroup Mortgage Loan Trust, Inc., (05-8-1A1A), 2.518%, due 10/25/35 (2)	2,608,903
1,500,000	Citigroup Mortgage Loan Trust, Inc., (06-WFH3-A4), 0.41%, due 10/25/36 (2)	1,453,169
1,973,926	CitiMortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36 (4)	1,801,766
1,160,762	CitiMortgage Alternative Loan Trust, (06-A5-1A8), 6%, due 10/25/36 (4)	1,036,058
432,743	Conseco Finance Securitizations Corp., (01-4-A4), 7.36%, due 08/01/32	480,105
1,200,000	Countryplace Manufactured Housing Contract Trust, (07-1-A4), (144A), 5.846%, due 07/15/37 (1)(2)	1,209,686
1,418,949	Countrywide Asset-Backed Certificates, (07-13-2A1), 1.07%, due 10/25/47 (2)	1,251,540
1,669,726	Countrywide Home Loans, (04-HYB4-B1), 2.463%, due 09/20/34 (2)(4)	50,138
58,113,681	Countrywide Home Loans, (06-14-X), 0.288%, due 09/25/36(I/O) (2)	642,824
2,508,299	Countrywide Home Loans, (06-HYB2-1A1), 2.714%, due 04/20/36 (2)(4)	1,773,317
656,983	Credit Suisse First Boston Mortgage Securities Corp., (04-AR5-11A2), 0.91%, due 06/25/34 (2)	644,087
2,140,573	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36 (4)	1,707,704
1,297,565	Credit Suisse Mortgage Capital Certificates, (06-6-1A8), 6%, due 07/25/36 (4)	1,011,050
1,033,803	Credit-Based Asset Servicing and Securitization LLC, (03-CB3-AF1), 3.379%, due 12/25/32	1,010,164
1,913,432	Credit-Based Asset Servicing and Securitization LLC, (06-CB1-AF2), 3.502%, due 01/25/36	1,480,375
3,256,830	Credit-Based Asset Servicing and Securitization LLC, (06-CB2-AF2), 5.501%, due 12/25/36	2,324,435
1,148,543	Credit-Based Asset Servicing and Securitization LLC, (07-CB2-A2B), 5.505%, due 02/25/37	868,736
1,873,907	Credit-Based Asset Servicing and Securitization LLC, (07-CB3-A3), 5.731%, due 03/25/37	1,141,063
3,575,803	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AB2-A2), 6.16%, due 06/25/36 (2)(4)	3,064,425

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2014

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$1,501,689	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AR6-A6), 0.36%, due 02/25/37 (2)(4)	$1,141,765
1,195,000	Deutsche Mortgage Securities, Inc. REMIC Trust, (10-RS2-A3), (144A), 3.809%, due 06/28/47 (1)(2)	1,202,677
403,840	DSLA Mortgage Loan Trust, (06-AR2-2A1A), 0.364%, due 10/19/36 (2)	329,874
1,520,702	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF13-A2C), 0.33%, due 10/25/36 (2)	1,144,331
2,047,824	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF18-A2D), 0.38%, due 12/25/37 (2)	1,380,127
1,231,792	First Horizon Alternative Mortgage Securities Trust, (05-AA10-2A1), 2.323%, due 12/25/35 (2)(4)	1,057,032
1,097,945	Green Tree, (08-MH1-A2), (144A), 8.97%, due 04/25/38 (1)(2)	1,171,022
466,639	Green Tree, (08-MH1-A3), (144A), 8.97%, due 04/25/38 (1)(2)	494,910
588,499	Green Tree Financial Corp., (96-6-M1), 7.95%, due 09/15/27	654,061
813,579	Green Tree Financial Corp., (96-7-M1), 7.7%, due 09/15/26 (2)	874,086
523,465	Green Tree Financial Corp., (97-3-A5), 7.14%, due 03/15/28	556,814
217,009	Green Tree Financial Corp., (97-3-A7), 7.64%, due 03/15/28 (2)	232,229
559,956	Green Tree Financial Corp., (98-3-A6), 6.76%, due 03/01/30 (2)	594,142
645,933	Green Tree Financial Corp., (98-4-A5), 6.18%, due 04/01/30	666,828
552,355	Green Tree Financial Corp., (98-4-A6), 6.53%, due 04/01/30 (2)	576,793
584,879	Green Tree Financial Corp., (98-4-A7), 6.87%, due 04/01/30 (2)	621,832
286,903	Greenpoint Manufactured Housing, (99-5-A5), 7.82%, due 12/15/29 (2)	291,988
2,197,238	GSAA Home Equity Trust, (06-13-AF6), 6.04%, due 07/25/36	1,423,066
1,517,565	GSAMP Trust, (06-FM3-A2C), 0.37%, due 11/25/36 (2)	909,906
934,930	GSC Capital Corp. Mortgage Trust, (06-2-A1), 0.35%, due 05/25/36 (2)(4)	685,215
848,822	GSR Mortgage Loan Trust, (05-AR3-6A1), 2.617%, due 05/25/35 (2)	806,802
948,955	HSI Asset Loan Obligation Trust, (07-2-2A12), 6%, due 09/25/37	906,728
1,000,000	HSI Asset Securitization Corp. Trust, (06-OPT2-2A4), 0.46%, due 01/25/36 (2)	956,269
1,015,314	Indymac INDX Mortgage Loan Trust, (04-AR6-5A1), 2.519%, due 10/25/34 (2)	965,042
1,392,493	Indymac INDX Mortgage Loan Trust, (05-AR19-A1), 4.654%, due 10/25/35 (2)(4)	1,180,139
2,643,717	Indymac INDX Mortgage Loan Trust, (06-AR13-A4X), 3.963%, due 07/25/36(I/O) (2)(4)	79,842
2,126,566	Indymac INDX Mortgage Loan Trust, (07-AR5-2A1), 2.662%, due 05/25/37 (2)(4)	1,674,749
2,051,990	Indymac INDX Mortgage Loan Trust, (07-FLX2-A1C), 0.36%, due 04/25/37 (2)	1,494,745
335,096	Indymac Manufactured Housing Contract, (98-2-A4), 6.64%, due 08/25/29 (2)	334,285
1,045,443	JPMorgan Alternative Loan Trust, (06-A2-5A1), 4.846%, due 05/25/36 (2)(4)	816,432
525,070	JPMorgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37 (4)	429,676
443,417	Lehman ABS Manufactured Housing Contract Trust, (01-B-A6), 6.467%, due 04/15/40 (2)	486,789
1,856,182	Lehman XS Trust, (06-10N-1A3A), 0.38%, due 07/25/46 (2)(4)	1,488,485
2,691,032	Lehman XS Trust, (06-12N-A31A), 0.37%, due 08/25/46 (2)(4)	2,077,415
1,700,000	Long Beach Mortgage Loan Trust, (04-4-M1), 1.07%, due 10/25/34 (2)	1,622,733
1,747,257	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47 (4)	1,296,313
2,000,000	MASTR Asset-Backed Securities Trust, (07-HE1-A4), 0.45%, due 05/25/37 (2)	1,311,668
1,113,172	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2B), 0.3%, due 06/25/37 (2)	756,330
2,273,072	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2C), 0.35%, due 06/25/37 (2)	1,510,712

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$915,660	Merrill Lynch Mortgage-Backed Securities Trust, (07-2-1A1), 2.54%, due 08/25/36 (2)(4)	$846,753
601,298	Mid-State Trust, (04-1-B), 8.9%, due 08/15/37	722,551
601,298	Mid-State Trust, (04-1-M1), 6.497%, due 08/15/37	656,118
395,703	Mid-State Trust, (6-A1), 7.34%, due 07/01/35	428,402
412,651	Mid-State Trust, (6-A3), 7.54%, due 07/01/35	444,154
1,124,064	Morgan Stanley ABS Capital I, Inc. Trust, (03-NC6-M1), 1.37%, due 06/25/33 (2)	1,100,145
149,762	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M2), 0.95%, due 07/25/35 (2)	150,094
1,500,000	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M3), 0.965%, due 07/25/35 (2)	1,453,316
1,493,997	Morgan Stanley ABS Capital I, Inc. Trust, (07-15AR-4A1), 4.71%, due 11/25/37 (2)(4)	1,138,768
1,588,000	Morgan Stanley Home Equity Loan Trust, (06-2-A4), 0.45%, due 02/25/36 (2)	1,429,021
1,186,579	MortgageIT Trust, (05-5-A1), 0.43%, due 12/25/35 (2)	1,072,262
3,000,000	Nationstar Home Equity Loan Trust, (07-B-2AV3), 0.42%, due 04/25/37 (2)	2,370,990
912,635	New Century Home Equity Loan Trust, (05-3-M1), 0.65%, due 07/25/35 (2)	911,177
1,962,293	Nomura Asset Acceptance Corp., (06-AR1-1A), 3.63%, due 02/25/36 (2)(4)	1,468,202
475,987	Oakwood Mortgage Investors, Inc., (01-D-A3), 5.9%, due 09/15/22 (2)	412,878
778,350	Oakwood Mortgage Investors, Inc., (01-D-A4), 6.93%, due 09/15/31 (2)	719,510
581,001	Oakwood Mortgage Investors, Inc., (02-A-A3), 6.03%, due 05/15/24 (2)	579,229
766,008	Oakwood Mortgage Investors, Inc., (98-A-M), 6.825%, due 05/15/28 (2)	826,356
282,046	Oakwood Mortgage Investors, Inc., (98-D-A), 6.4%, due 01/15/29	287,287
604,164	Oakwood Mortgage Investors, Inc., (99-B-A4), 6.99%, due 12/15/26	645,801
661,946	Origen Manufactured Housing Contract Trust, (04-A-M2), 6.64%, due 01/15/35 (2)	725,497
544,688	Origen Manufactured Housing Contract Trust, (05-A-M1), 5.46%, due 06/15/36 (2)	571,347
1,810,000	Park Place Securities, Inc., (05-WCW1-M1), 0.62%, due 09/25/35 (2)	1,801,249
520,139	Popular ABS Mortgage Pass-Through Trust, (05-3-AF4), 4.648%, due 07/25/35 (2)	524,835
611,000	Popular ABS Mortgage Pass-Through Trust, (05-6-A4), 4.337%, due 01/25/36	479,132
2,049,029	Residential Accredit Loans, Inc., (05-QA7-A1), 2.877%, due 07/25/35 (2)(4)	1,638,133
1,436,177	Residential Accredit Loans, Inc., (05-QA8-CB21), 3.192%, due 07/25/35 (2)(4)	1,186,157
1,104,413	Residential Accredit Loans, Inc., (06-QS1-A3), 5.75%, due 01/25/36(PAC) (4)	977,505
27,009,364	Residential Accredit Loans, Inc., (06-QS11-AV), 0.334%, due 08/25/36(I/O) (2)	381,426
13,022,624	Residential Accredit Loans, Inc., (06-QS6-1AV), 0.737%, due 06/25/36(I/O) (2)	415,598
2,507,062	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36 (4)	2,013,484
29,745,039	Residential Accredit Loans, Inc., (07-QS2-AV), 0.319%, due 01/25/37(I/O) (2)	412,183
29,585,413	Residential Accredit Loans, Inc., (07-QS3-AV), 0.323%, due 02/25/37(I/O) (2)	482,477
721,063	Residential Accredit Loans, Inc., (07-QS6-A62), 5.5%, due 04/25/37(TAC) (4)	571,857
4,732,156	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37(I/O) (4)	1,008,896
82,477,209	Residential Funding Mortgage Securities, (06-S9-AV), 0.312%, due 09/25/36(I/O) (2)	1,098,143
245,215	Residential Funding Mortgage Securities II, (01-HI3-AI7), 7.56%, due 07/25/26	249,525
4,614,000	Securitized Asset-Backed Receivables LLC Trust, (07-NC2-A2C), 0.39%, due 01/25/37 (2)	2,711,126
968,458	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 2.491%, due 10/25/35 (2)(4)	725,638
897,397	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 2.679%, due 10/25/47 (2)(4)	708,168
1,120,146	Structured Asset Mortgage Investments, Inc., (07-AR6-A1), 1.613%, due 08/25/47 (2)	996,769
1,000,000	Structured Asset Securities Corp., (05-WF4-M2), 0.6%, due 11/25/35 (2)	939,251
161,814	UCFC Manufactured Housing Contract, (97-4-A4), 6.995%, due 04/15/29 (2)	160,664
411,440	Vanderbilt Acquisition Loan Trust, (02-1-A4), 6.57%, due 05/07/27 (2)	428,541

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2014

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$371,606	Vanderbilt Acquisition Loan Trust, (02-1-M1), 7.33%, due 05/07/32 (2)	$410,294
900,000	Vanderbilt Mortgage Finance, (02-C-A5), 7.6%, due 12/07/32 (3)	943,860
3,093,702	WAMU Asset-Backed Certificates, (07-HE1-2A3), 0.32%, due 01/25/37 (2)	1,811,925
730,000	Wells Fargo Home Equity Trust, (06-2-A3), 0.38%, due 01/25/37 (2)	575,755
1,500,000	Wells Fargo Home Equity Trust, (06-2-A4), 0.42%, due 07/25/36 (2)	1,431,879
1,183,353	Wells Fargo Mortgage-Backed Securities Trust, (06-AR10-5A1), 2.607%, due 07/25/36 (2)(4)	1,147,216
967,965	Wells Fargo Mortgage-Backed Securities Trust, (07-AR3-A4), 5.702%, due 04/25/37 (2)(4)	951,610
599,667	Wells Fargo Mortgage-Backed Securities Trust, (08-1-4A1), 5.75%, due 02/25/38	633,916

	Total Residential Mortgage-Backed Securities—Non-Agency	134,555,551

	Total Collateralized Mortgage Obligations (Cost: $127,200,527)	145,567,895

	Bank Loans (0.3%)
	Telecommunications (0.3%)
946,938	Intelsat Jackson Holdings, Ltd. (Luxembourg), Term Loan, 4.644%, due 06/30/19 (5)	935,338

	Total Bank Loans (Cost: $946,938)	935,338

	Corporate Bonds (8.6%)
	Airlines (1.6%)
446,649	America West Airlines, Inc. Pass-Through Certificates, (01-1), 7.1%, due 10/02/22(EETC)	496,339
1,452,468	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22(EETC)	1,623,133
505,184	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24(EETC)	582,225
1,000,000	JetBlue Airways Corp. Pass-Through Trust, (04-2-G2), 0.682%, due 05/15/18(EETC) (2)	976,500
696,640	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24(EETC)	787,203

	Total Airlines	4,465,400

	Banks (2.4%)
2,000,000	Citigroup, Inc., 0.783%, due 08/25/36 (2)	1,612,136
1,000,000	HBOS PLC (United Kingdom), (144A), 6%, due 11/01/33 (1)	1,154,416
900,000	JPMorgan Chase Capital XXI, 1.182%, due 01/15/87 (2)	769,500
1,000,000	JPMorgan Chase Capital XXIII, 1.232%, due 05/15/77 (2)	815,000
650,000	Lloyds TSB Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20 (1)	751,935
908,000	Macquarie Bank, Ltd. (Australia), (144A), 6.625%, due 04/07/21 (1)	1,049,563
520,000	Royal Bank of Scotland Group PLC (United Kingdom), 6.125%, due 12/15/22	568,048

	Total Banks	6,720,598

	Commercial Services (0.1%)
275,000	Autopistas Metropolitanas de Puerto Rico LLC, (144A), 6.75%, due 06/30/35 (1)	230,313

	Diversified Financial Services (0.6%)
2,000,000	General Electric Capital Corp., 0.712%, due 08/15/36 (2)	1,757,715

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Corporate Bonds (Continued)
	Electric (0.7%)
$1,000,000	FirstEnergy Transmission LLC, (144A), 4.35%, due 01/15/25 (1)	$1,020,289
2,250,000	Gabs Dynegy Danskamm, Series B, 7.67%, due 08/11/16 (6)	—
910,965	Mirant Mid-Atlantic LLC, Exchange Pass-Through Certificates, Series C, 10.06%, due 12/30/28(EETC)	979,288

	Total Electric	1,999,577

	Engineering & Construction (0.6%)
700,000	Heathrow Funding, Ltd. (United Kingdom), (144A), 4.875%, due 07/15/23 (1)	791,516
750,000	Sydney Airport Finance Co. Pty, Ltd. (Australia), (144A), 5.125%, due 02/22/21 (1)	841,307

	Total Engineering & Construction	1,632,823

	Insurance (0.3%)
715,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65 (1)(2)	752,538

	Oil & Gas (0.1%)
500,000	Pacific Drilling V, Ltd., (144A), 7.25%, due 12/01/17 (1)	455,000

	Pipelines (0.5%)
1,500,000	Sabine Pass LNG, LP, (144A), 7.5%, due 11/30/16 (1)	1,571,250

	Real Estate (0.5%)
1,375,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	1,479,402

	REIT (1.2%)
1,000,000	HCP, Inc., 2.625%, due 02/01/20	991,331
700,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	784,930
500,000	Healthcare Realty Trust, Inc., 6.5%, due 01/17/17	546,269
950,000	SL Green Realty Corp., 5%, due 08/15/18	1,020,910

	Total REIT	3,343,440

	Total Corporate Bonds (Cost: $22,450,563)	24,408,056

	Municipal Bonds (2.2%)
1,000,000	California State, Build America Bonds, 7.95%, due 03/01/36	1,237,230
750,000	City of Chicago, Illinois, General Obligation Unlimited, 6.05%, due 01/01/29	790,155
1,000,000	City of New York, New York, Build America Bonds, 6.646%, due 12/01/31	1,195,680
1,200,000	Illinois State, Build America Bonds, 6.63%, due 02/01/35	1,337,196
765,000	Illinois State, General Obligation Bond, 4.35%, due 06/01/18	800,236
800,000	New York City Water and Sewer System, Build America Bonds, 6.491%, due 06/15/42	928,576

	Total Municipal Bonds (Cost: $6,043,827)	6,289,073

	Total Fixed Income Securities (Cost: $226,158,486) (88.0%)	249,854,858

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2014

Number of Shares	Convertible Preferred Stock	Value

	Electric (0.3%)
16,500	AES Corp., $3.375	$839,685

	Total Convertible Preferred Stock (Cost: $772,200) (0.3%)	839,685

	Common Stock

	Electric (0.2%)
1,073	Dynegy, Inc. (7)	32,566
11,293	Mach Gen, LLC (7)(8)	536,417

	Total Electric	568,983

	Total Common Stock (Cost: $1,232,952) (0.2%)	568,983

Principal Amount	Short-Term Investment
	Repurchase Agreement (Cost: $33,362,209) (11.8%)
$33,362,209	State Street Bank & Trust Company, 0%, due 01/02/15, (collateralized by $34,935,000 Federal National Mortgage Association, 2.26%, due 10/17/22, valued at $34,034,236; Total Amount to be Received Upon Repurchase $33,362,209)	33,362,209

	U.S. Treasury Security (Cost: $690,945) (0.2%)
691,000	U.S. Treasury Bill, 0.04%, due 03/19/15 (3)(9)	690,978

	Total Short-Term Investments (Cost: $34,053,154) (12.0%)	34,053,187

	TOTAL INVESTMENTS (Cost: $262,216,792) (100.5%)	285,316,713
	LIABILITIES IN EXCESS OF OTHER ASSETS (-0.5%)	(1,481,392)

	NET ASSETS (100.0%)	$283,835,321

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Futures Contracts – Exchange Traded
Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
BUY
117	S&P 500 E-mini Index Futures	03/20/15	$12,006,540	$10,897

SELL
10	10-Year U.S. Treasury Note Futures	03/20/15	$1,267,969	$(8,066)

Written Options – Exchange Traded
Number of Contracts	Description		Premiums (Received)	Value
28	S&P 500 E-mini Index Futures Option Call, Strike Price 2,100, Expires 03/20/15		$(61,904)	$(46,900)

Notes to Schedule of Investments:

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $69,018,932 or 24.3% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2014.
(3)	All or a portion of this security is segregated to cover open futures and written options contracts.
(4)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(5)	Rate stated is the effective yield.
(6)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest by the issuer. Income is not being accrued.
(7)	Non-income producing security.
(8)	Restricted Security (Note 7.)
(9)	Rate shown represents yield-to-maturity.
ABS -	Asset-Backed Securities.
CLO -	Collateralized Loan Obligation.
EETC -	Enhanced Equipment Trust Certificate.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O -	Interest Only Security.
PAC -	Planned Amortization Class.
REIT -	Real Estate Investment Trust.
TAC -	Target Amortization Class.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Investments by Industry	December 31, 2014

Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities - Non-Agency	47.4%
Asset-Backed Securities	25.6
Residential Mortgage-Backed Securities - Agency	2.4
Banks	2.4
Municipal Bonds	2.2
Airlines	1.6
Electric	1.2
REIT	1.2
Commercial Mortgage-Backed Securities - Non-Agency	0.8
Commercial Mortgage-Backed Securities - Agency	0.7
Diversified Financial Services	0.6
Engineering & Construction	0.6
Pipelines	0.5
Real Estate	0.5
Telecommunications	0.3
Insurance	0.3
Commercial Services	0.1
Oil & Gas	0.1
Short-Term Investments	12.0

Total	100.5%

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities December 31, 2014

ASSETS:
Investments, at Value (Cost: $228,854,583)	$251,954,504
Repurchase Agreement, at Value (Cost: $33,362,209)	33,362,209
Cash	83,378
Interest and Dividends Receivable	1,123,153
Other assets	39,165

Total Assets	286,562,409

LIABILITIES:
Distributions Payable	2,064,845
Accrued Other Expenses	150,709
Payable for Daily Variation Margin on Open Financial Futures Contracts	144,343
Accrued Investment Advisory Fees	142,428
Payables for Securities Purchased	141,367
Written Options, at Value (Premiums Received $61,904)	46,900
Accrued Directors’ Fees and Expenses	21,804
Interest Payable on Borrowings	9,150
Accrued Compliance Expense	5,542

Total Liabilities	2,727,088

NET ASSETS	$283,835,321

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,686,957 shares issued and outstanding)	$476,870
Paid-in Capital	268,963,513
Accumulated Net Realized Loss on Investments and Futures Contracts	(6,904,484)
Distributions in Excess of Net Investment Income	(1,818,334)
Net Unrealized Appreciation on Investments, Futures Contracts and Written Options	23,117,756

NET ASSETS	$283,835,321

NET ASSET VALUE PER SHARE	$5.95

MARKET PRICE PER SHARE	$5.39

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Operations	Year Ended December 31, 2014

INVESTMENT INCOME:
Income
Interest	$13,759,453
Dividends	180,709

Total Investment Income	13,940,162

Expenses
Investment Advisory Fees	1,647,918
Audit and Tax Service Fees	136,783
Directors’ Fees and Expenses	126,343
Legal Fees	124,666
Proxy Expense	79,992
Printing and Distribution Costs	49,318
Transfer Agent Fees	49,049
Insurance Expense	45,684
Listing Fees	44,349
Interest Expense	42,089
Accounting Fees	36,613
Custodian Fees	25,153
Miscellaneous Expense	23,415
Compliance Expense	15,325
Administration Fees	14,773

Total Expenses	2,461,470

Net Investment Income	11,478,692

NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, FUTURES CONTRACTS AND WRITTEN OPTIONS:
Net Realized Gain on:
Investments	3,810,368
Futures Contracts	2,889,013
Change in Unrealized Appreciation (Depreciation) on:
Investments	1,032,821
Futures Contracts	(662,564)
Written Options	15,004

Net Realized Gain and Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Written Options	7,084,642

INCREASE IN NET ASSETS FROM OPERATIONS	$18,563,334

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
OPERATIONS:
Net Investment Income	$11,478,692	$14,577,425
Net Realized Gain on Investments and Futures Contracts	6,699,381	17,670,762
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Written Options	385,261	(3,278,453)

Increase in Net Assets Resulting from Operations	18,563,334	28,969,734

DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income	(12,064,800)	(18,690,880)

CAPITAL SHARE TRANSACTIONS:
Shares Issued in Reinvestment of Dividends (45,047 for the year ended December 31, 2013)	—	259,919

Total Increase in Net Assets	6,498,534	10,538,773

NET ASSETS:
Beginning of Year	277,336,787	266,798,014

End of Year	$283,835,321	$277,336,787

Distributions in Excess of Net Investment Income	$(1,818,334)	$(1,716,772)

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements	December 31, 2014

Note 1 — Significant Accounting Policies

TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended, and is traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation by investing in convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the United States Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage related securities, asset-backed securities, money market securities, other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940.

Principles of Accounting    The Fund uses the accrual method of accounting for financial reporting purposes. The Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies.

Security Valuation:    Securities and derivative contracts traded on national exchanges, except those traded on the NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Securities traded on the NASDAQ are valued using the NASDAQ Official Closing Price, which may not be the last reported sales price. Other securities including short-term investments which are traded on the over-the-counter (“OTC”) market are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange.

Securities for which market quotations are not readily available, including circumstances under which market quotations are not reflective of a security’s market value, are fair valued by the Advisor as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principals generally accepted in the United States of America (“GAAP”), the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value inputs for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:    A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Asset-backed securities and mortgage-backed securities.    The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Bank loans.    The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

TCW Strategic Income Fund, Inc.

December 31, 2014

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if the discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. The value of the Fund’s futures contracts is marked daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. They are categorized in Level 1.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise the fair values would be categorized in Level 3.

Options contracts.    Exchange listed option contracts traded on securities exchanges are fair valued using quoted prices from the applicable exchange; they are categorized in Level 1. Option contracts traded over-the-counter (OTC) are fair valued based on pricing models and incorporate various inputs such as interest rate, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy. Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

U.S. Government and agency securities.    U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$69,769,171	$2,885,325	$72,654,496
Collateralized Mortgage Obligations
Commercial Mortgage-Backed Securities - Agency	—	2,019,568	—	2,019,568
Commercial Mortgage-Backed Securities - Non-Agency	—	2,259,118	—	2,259,118
Residential Mortgage-Backed Securities - Agency	—	6,733,658	—	6,733,658
Residential Mortgage-Backed Securities - Non-Agency	—	129,614,980	4,940,571	134,555,551

Total Collateralized Mortgage Obligations	—	140,627,324	4,940,571	145,567,895

Bank Loans *	—	935,338	—	935,338
Corporate Bonds *	—	24,408,056	—	24,408,056
Municipal Bonds	—	6,289,073	—	6,289,073

Total Fixed Income Securities	—	242,028,962	7,825,896	249,854,858

Convertible Preferred Stock *	839,685	—	—	839,685
Common Stock *	32,566	—	536,417	568,983
Short-Term Investments	690,978	33,362,209	—	34,053,187

Total Investments	$1,563,229	$275,391,171	$8,362,313	$285,316,713

Asset Derivatives
Futures
Equity Risk	10,897	—	—	10,897

Total	$1,574,126	$275,391,171	$8,362,313	$285,327,610

Liability Derivatives
Futures
Interest Rate Risk	$(8,066)	$—	$—	$(8,066)
Written Options
Equity Risk	(46,900)	—	—	(46,900)

Total	$(54,966)	$—	$—	$(54,966)

*	See Schedule of Investments for corresponding industries.

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2014.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Residential Mortgage-Backed Securities — Non-Agency	Common Stock	Total
Balance as of December 31, 2013	$3,869,947	$4,973,477	$—	$8,843,424
Accrued Discounts (Premiums)	—	(776,161)	—	(776,161)
Realized Gain (Loss)	—	—	—	—
Change in Unrealized Appreciation	(60)	221,197	(658,802)	(437,665)
Purchases	718,738	522,058	1,195,219	2,436,015
Sales	(1,703,300)	—	—	(1,703,300)
Transfers in to Level 3 (1)	—	—	—	—
Transfers out of Level 3 (1)	—	—	—	—

Balance as of December 31, 2014	$2,885,325	$4,940,571	$536,417	$8,362,313

Change in Unrealized Appreciation from
Investments Still Held at December 31, 2014	$(24)	$221,197	$(658,802)	(437,629)

(1)	The Fund recognizes transfers in and out at the beginning of the period.

TCW Strategic Income Fund, Inc.

December 31, 2014

Significant unobservable valuations inputs of Level 3 investments as of December 31, 2014, are as follows:

Description	Fair Value at 12/31/14	Valuation Techniques*	Unobservable Input	Range
Asset-Backed Securities	$2,885,325	Third-party Broker	Broker Quotes	$100
Residential Mortgage-Backed Securities - Non-Agency (Interest Only Collateral Strip Rate Securities)	$3,931,675	Third-party Vendor	Vendor Prices	$1.11 to $3.19
Residential Mortgage-Backed Securities - Non-Agency (Interest Only Securities)	$1,008,896	Third-party Vendor	Vendor Prices	$21.32
Common Stock	$ 536,417	Third-party Vendor	Vendor Prices	$47.50

*	The valuation technique employed on the Level 3 securities involves the use of third-party broker quotes and vendor prices. The Advisor monitors the third-party brokers and vendors using the valuation process described below.

Level 3 Valuation Process:    Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent of the Pricing Committee in accordance with the guidelines established by the Board of Directors and under the general oversight of the Board of Directors. The Pricing Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Pricing Committee reports to the Board of Directors at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Company’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the President, General Counsel, Chief Compliance Officer, Assistant Treasurer, Secretary, and a representative from the portfolio management team as well as alternate members as the Board of Directors may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Distributions:    Distributions to shareholders are recorded on each ex-dividend date. The Fund declared and paid or reinvested dividends quarterly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the Investment Company Act of 1940 and Sub-chapter M of the Internal Revenue Code. The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

Under certain conditions, federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in-capital and may affect net investment income per share.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the year ended December 31, 2014, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Futures Contracts (1)	$10,897	$—	$10,897

Total Value	$10,897	$—	$10,897

Liability Derivatives
Futures Contracts (1)	$—	$(8,066)	$(8,066)
Written Options	(46,900)	—	(46,900)

Total Value	$(46,900)	$(8,066)	$(54,966)

Statement of Operations:
Realized Gain (Loss) on:
Futures Contracts	$2,914,267	$(25,254)	$2,889,013

Total Realized Gain (Loss)	$2,914,267	$(25,254)	$2,889,013

Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$(654,498)	$(8,066)	$(662,564)
Written Options	15,004	—	15,004

Total Change in Appreciation (Depreciation)	$(639,494)	$(8,066)	$(647,560)

Shares/Units (2)
Futures Contracts	148	10	158
Written Options	28	—	28

(1)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on December 31, 2014 is reported within the Statement of Assets and Liabilities.
(2)	Amounts disclosed represent average number of contracts, which are representative of the volume traded for the year ended December 31, 2014.

Counterparty Credit Risk:    A derivative contract may result in a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on over-the-counter (OTC) derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

TCW Strategic Income Fund, Inc.

December 31, 2014

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund. In order to better define its contractual rights and to secure rights that will help the Fund mitigates its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets declines by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by the Fund.

Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund has implemented the disclosure requirements pursuant to FASB ASU No. 2013-01, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

Repurchase Agreements:    The Fund may enter into repurchase agreements, under the terms of Master Repurchase Agreements (“MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the year are listed in the Fund’s Schedule of Investments.

The following table presents the Fund’s Master Repurchase Agreement by counterparty net of amounts available for offset and net of the related collateral received or pledged by the Fund as of December 31, 2014:

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Received		Net Amount
State Street Bank & Trust Company (Repurchase Agreement)	$33,362,209	$—	$33,362,209	$(33,362,209	) (1)	$—

(1)	Collateral with a value of $34,034,236 has been received in connection with a master repurchase agreement. Excess collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

Futures Contracts:    The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

TCW Strategic Income Fund, Inc.

December 31, 2014

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund used S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized Treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at December 31, 2014 are listed in the Fund’s Schedule of Investments.

Options — The Fund may purchase and write call and put options on securities, and securities indices. The Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

The Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). Written Option Contracts outstanding as of December 31, 2014, are listed on the Schedule of investments.

Transactions in written option contracts for the year ended December 31, 2014, were as follows:

	Call Contracts	Call Premiums
Options outstanding at December 31, 2013	—	$—
Options written	28	61,904
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	—	—

Options outstanding at December 31, 2014	28	$61,904

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

Swap Agreements:    The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the year ended December 31, 2014, the Fund did not enter into such agreements.

Mortgage-Backed Securities:    The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities,

TCW Strategic Income Fund, Inc.

December 31, 2014

which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Fund may enter into when-issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolios. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery or forward commitment basis, there may be a loss, and that the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. To guard against this deemed leverage, the Fund segregates cash and/or securities in an amount or value at least equal to the amount of these transactions.

Security Lending:    The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the year ended December 31, 2014.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Risk Considerations

Market Risk:    The Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Liquidity Risk:    The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk:    The Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgage-backed or other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk:    The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. The Fund invests a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage

TCW Strategic Income Fund, Inc.

December 31, 2014

loans and other financial assets may result in increased volatility of market prices and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (passthrough, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity — a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Fund’s Statements of Assets and Liabilities.

Note 3 — Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At December 31, 2014, the Fund had total loss carry forward for federal income tax purposes of $3,692,739 which will expire in 2018.

For the year ended December 31, 2014, the Fund distributed, on a tax basis, $12,064,800 of ordinary income. For the previous year ended December 31, 2013, the Fund distributed, on a tax basis, $18,690,880 of ordinary income. The Fund had no undistributed ordinary income at December 31, 2014, or December 31, 2013, on a tax basis.

At December 31, 2014, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Unrealized appreciation	$26,597,022
Unrealized (depreciation)	(3,596,250)

Net Unrealized appreciation	$23,000,772

Cost of Investments for federal income tax purposes	$262,315,941

The following reclassifications have been made for the permanent difference between book and tax accounting as of December 31, 2014:

Increase (Decrease)
Distributions in Excess of Net Investment Income	$484,546
Accumulated Net Realized Loss on Investments	$(484,546)

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 3 — Federal Income Taxes (Continued)

The Fund did not have any unrecognized tax benefits at December 31, 2014, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 4 — Investment Advisory and Service Fees

As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.

In addition to the management fees, the Fund reimburses, with approval by the Fund’s Board of Directors, a portion of the Advisor’s costs associated in support of the Fund’s Rule 38a-1 compliance obligations, which is included in the Statement of Operations as Compliance Expense.

Note 5 — Purchases and Sales of Securities

For the year ended December 31, 2014, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated to $29,614,280 and $70,500,074, respectively for non-U.S. Government Securities and aggregated to $2,229,925 and $227,220, respectively, for U.S. Government Securities.

Note 6 — Directors’ Fees

Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $126,343 from the Fund for the year ended year ended December 31, 2014. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred are recorded on the Fund’s books as other liabilities. Deferred compensation is included within directors’ fees and expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor but they do not receive any compensation from the Fund.

Note 7 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There was one restricted security at December 31, 2014.

	Aggregate Cost	Aggregate Value	Value as a Percentage of Fund’s Net Assets
Total of Restricted Security	$1,195,219	$536,417	0.19%

Note 8 — Loan Outstanding

The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement with The Bank of New York Mellon which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the Federal Funds Rate plus 1.00%. There is also an annual commitment fee of $35,000. The average daily loan balance during the period for which loans were outstanding amounted to $4,762,976 and the weighted average interest rate was 1.22%. Interest expense on the line of credit was

TCW Strategic Income Fund, Inc.

December 31, 2014

$42,089 for year ended December 31, 2014. The maximum outstanding loan balance during the year ended December 31, 2014 was $8,680,000. There was no loan balance outstanding as of December 31, 2014.

Note 9 — Indemnifications

Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by the Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.

Note 10 — Recently Issued Accounting Pronouncement

On June 7, 2013, the FASB issued ASU No. 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. ASU No. 2013-08 sets forth a new approach for determining whether a public or private entity is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU No. 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management has determined that as an investment company that is regulated under the 1940 Act, the Fund qualifies as an investment company pursuant to FASB ASC No. 946, Financial Services — Investment Companies and meets the reporting requirement under the new pronouncement.

In June 2014, FASB issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

TCW Strategic Income Fund, Inc.

Financial Highlights

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Asset Value Per Share, Beginning of Year	$5.82	$5.60	$4.94	$5.52	$4.77

Income from Operations:
Net Investment Income (1)	0.24	0.31	0.43	0.54	0.90
Net Realized and Unrealized Gain (Loss) on Investments	0.14	0.30	0.78	(0.23)	0.47

Total from Investment Operations	0.38	0.61	1.21	0.31	1.37

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.39)	(0.55)	(0.89)	(0.62)

Net Asset Value Per Share, End of Year	$5.95	$5.82	$5.60	$4.94	$5.52

Market Value Per Share, End of Year	$5.39	$5.34	$5.36	$4.85	$5.22

Net Asset Value Total Return (2)	6.66%	11.19%	24.95%	5.50%	29.53%
Market Price Return (3)	5.66%	6.92%	22.20%	10.54%	34.54%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$283,835	$277,337	$266,798	$235,227	$262,582
Ratio of Expenses Before Interest Expense to Average Net Assets	0.85%	0.91%	1.03%	0.98%	1.00%
Ratio of Interest Expense to Average Net Assets	0.02%	0.11%	0.21%	0.27%	0.19%
Ratio of Total Expenses to Average Net Assets	0.87%	1.02%	1.24%	1.26%	1.19%
Ratio of Net Investment Income to Average Net Assets	4.05%	5.25%	7.88%	9.58%	16.67%
Portfolio Turnover Rate	12.09%	34.97%	35.09%	39.63%	49.30%

(1)	Computed using average shares outstanding throughout the period.
(2)	Based on net asset value per share, adjusted for reinvestment of distributions.
(3)	Based on market price per share, adjusted for reinvestment of distributions.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Strategic Income Fund, Inc.

Los Angeles, California

We have audited the accompanying statement of assets and liabilities of TCW Strategic Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financials highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCW Strategic Income Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

February 13, 2015

TCW Strategic Income Fund, Inc.

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

TCW Strategic Income Fund, Inc.

Privacy Policy (Continued)

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

TCW Strategic Income Fund, Inc.

Investment Management and Advisory Agreement

TCW Strategic Income Fund, Inc. (the “Fund”) and TCW Investment Management Company (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Current Agreement”), pursuant to which the Advisor is responsible for managing the investments of the Fund. The Current Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Fund (the “Board”), including the directors who are not “interested persons” of the Fund or the Advisor (the “Independent Directors”). The Current Agreement terminates automatically in the event of its assignment.

At a meeting held on September 8, 2014, the Board, including the Independent Directors, re-approved the Current Agreement for an additional one year term.

Continuation of the Current Agreement

The Advisor provided materials to the Board in advance of meetings held on August 26, 2014 and September 8, 2014 (the “Current Agreement Materials”) for their evaluation of the Investment Advisory and Management Agreement between the Fund and the Advisor in response to information requested by the Independent Directors, who were advised by Counsel to the Independent Directors with respect to these and other relevant matters. The Board’s consideration of the continuation of the Current Agreement represents the Board’s first renewal decision with respect to the Current Agreement since affiliates of the Carlyle Group, L.P. acquired a majority interest in the Advisor (the “Transaction”). The Transaction closed in early 2013 and the Board considered its ongoing impact when considering the Current Agreement Materials. In addition, the Independent Directors met separately with Counsel to the Independent Directors to consider the information provided. As a result of those meetings and their other meetings, the Independent Directors unanimously recommended continuation of the Current Agreement after considering the following factors among others:

Nature, Extent, and Quality of Services

The Independent Directors considered the general nature, extent, and quality of services provided or expected to be provided by the Advisor pursuant to the Current Agreement. The Independent Directors evaluated the Advisor’s experience in serving as manager of the Fund, and considered the benefits to shareholders of investing in a fund that is served by a large investment management organization where it and its affiliates also serve a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Independent Directors also considered the ability of the Advisor to provide appropriate levels of support and resources to the Fund.

In addition, the Independent Directors took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the Advisor provides and is expected to continue to provide substantial expertise and attention to the Fund as well as resources and infrastructure. The Independent Directors considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program. The Independent Directors also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations of the Advisor with respect to the Fund. The Independent Directors concluded that they were satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Fund by the Advisor under the Current Agreement.

TCW Strategic Income Fund, Inc.

Investment Management and Advisory Agreement (Continued)

Investment Performance

The Independent Directors reviewed information about the Fund’s historical performance, including materials prepared by the Advisor and the Report prepared by Lipper, an independent third party consultant, which provided a comparative analysis of the Fund with the performance of similar funds over one, three, five and 10 year periods. The Independent Directors noted that the investment performance of the Fund was generally consistent with or above the median performance of the applicable Lipper peer group during most periods covered in the Report. The Independent Directors concluded that the Advisor should continue to provide investment advisory and management services to the Fund.

Advisory Fees and Profitability

The Independent Directors considered information in the materials prepared by the Advisor regarding the advisory fees charged to the Fund, advisory fees paid by other funds in the Fund’s peer group, and advisory fees paid to the Advisor under advisory contracts with respect to other funds. The Independent Directors noted that the investment advisory fees charged by the Advisor to the Fund was at or below the median of its Lipper peer group. The Independent Directors reviewed related materials prepared by the Advisor. The Independent Directors also noted that the Advisor does not manage any separate accounts or other funds with an investment strategy substantially similar to the current strategy of the Fund.

The Independent Directors considered the costs of services to be provided and profits to be realized by the Advisor and its affiliates from their relationship with the Fund. Recognizing the difficulty in evaluating a manager’s profitability with respect to the funds it manages in the context of a manager with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Independent Directors concluded that the profits of the Advisor and its affiliates from their relationship with the Fund was reasonable. Based on these various considerations, the Independent Directors concluded that the contractual management fees of the Fund under the Current Agreement is fair and bears a reasonable relationship to the services rendered.

Expenses and Economies of Scale

The Independent Directors noted that the total expense of the Fund was near or below expenses incurred by other funds in its peer group. The Independent Directors considered the potential of the Advisor to achieve economies of scale as the Fund grows in size and whether the advisory fees in the Current Agreement reflect those economies of scale. The Board noted that, as a closed-end fund, there is limited potential for the Fund to experience significant asset growth other than through capital appreciation and income production. The Independent Directors also considered the relative advantages and disadvantages of an advisory fee with breakpoints. The Independent Directors noted the Current Agreement with the Advisor has a fee breakpoint and that the overall fee to be charged to the Fund is reasonable and concluded that the current fee structure reflected in the Current Agreement is appropriate.

TCW Strategic Income Fund, Inc.

Investment Management and Advisory Agreement (Continued)

Ancillary Benefits

The Independent Directors considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Fund, including compensation for certain compliance support services. The Independent Directors noted that, in addition to the fees the Advisor receives under the Current Agreement, the Advisor receives additional benefits in connection with management of the Fund in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Independent Directors concluded that any potential benefits to be derived by the Advisor from its relationships with the Fund are consistent with the services provided by the Advisor to the Fund.

Based on the consideration discussed above and other considerations, the Board, including the Independent Directors, approved continuation of the Current Agreement.

TCW Strategic Income Fund, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of Directors of the Fund has delegated the Fund’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Fund, must prepare and file Form N-PX with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 1-(877) 829-4768 to obtain a hard copy. You may also obtain the Fund’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or
2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

Corporate Governance Listing Standards

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on October 6, 2014 as part of its Annual Written Affirmation.

TCW Strategic Income Fund, Inc.

Report of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of the Fund was held on September 9, 2014. At the meeting, the following matter was submitted to a shareholder vote: the election of Samuel P. Bell, David S. DeVito, John A. Gavin, Patrick C. Haden, Janet E. Kerr, David Lippman, Peter McMillan, Charles A. Parker, Victoria B. Rogers and Andrew Tarica as Directors to serve until their successors are elected and qualify. Each nominee was elected with Mr. Bell receiving 40,010,024 affirmative votes and 654,333 votes withheld, Mr. DeVito receiving 40,207,637 affirmative votes and 456,720 votes withheld, Mr. Gavin receiving 39,870,693 affirmative votes and 793,665 votes withheld, Mr. Haden receiving 38,504,840 affirmative votes and 2,159,518 votes withheld, Ms. Kerr receiving 40,222,484 affirmative votes and 441,874 votes withheld, Mr. Lippman receiving 40,185,369 affirmative votes and 478,988 votes withheld, Mr. McMillan receiving 40,167,453 affirmative votes and 496,905 votes withheld, Mr. Parker receiving 39,942,678 affirmative votes and 721,679 votes withheld, Ms. Rogers receiving 40,210,495 affirmative votes and 453,862 votes withheld and Mr. Tarica receiving 40,231,886 affirmative votes and 432,471 votes withheld. 47,686,957 shares were outstanding on the record date of the meeting and 40,664,358 shares entitled to vote with respect to the proposal were present in person or proxy at the meeting.

TCW Strategic Income Fund, Inc.

Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net assets value per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, is selling above the net asset value, you will receive shares at a price equal to the higher of the net asset value per share on the payment date or 95% of the closing market price on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.

To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box #30170, College Station, TX 77842-3170, or call toll free at (866) 227-8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

Distribution policy

The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the Investment Company Act of 1940 and Sub-chapter M of the Internal Revenue Code.

Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.

You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

TCW Strategic Income Fund, Inc.

Directors and Officers

A board of ten directors is responsible for overseeing the operations of the TCW Strategic Income Fund, Inc. (the “Fund”). The directors of the Fund, and their business addresses and their principal occupations for the last five years are set forth below.

Independent Directors

Name, Address, Age and Position with Fund (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (78)	Indefinite term; Mr. Bell has served as a director of the Fund since October 2002.	Private Investor.	Point 360 (post production services) and TCW Funds, Inc. (mutual fund with 22 series).
John A. Gavin (83)	Indefinite term; Mr. Gavin has served as a director of the Fund since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Hotchkis and Wiley Funds (mutual fund with 5 series) and TCW Funds, Inc. (mutual fund with 22 series).
Patrick C. Haden (62) Chairman	Indefinite term; Mr. Haden has served as a director of the Fund since May 2001.	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting), Metropolitan West Funds (mutual fund with 9 series) and TCW Funds, Inc. (mutual fund with 22 series).
Janet E. Kerr (60)	Indefinite term; Ms. Kerr has served as a director of the Fund since August 2010.	Professor Emeritus and Founder of the Geoffrey H. Palmer Center for Entrepreneurship and the Law, Pepperdine University School of Law; Strategic Advisor, Bloomberg BNA (News, Media).	La-Z-Boy Furniture Incorporated (residential furniture producer), Tilly’s (retailer of apparel and accessories), and TCW Funds, Inc. (mutual fund with 22 series).
Peter McMillan (57)	Indefinite term; Mr. McMillan has served as a director of the Fund since August 2010.	Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm); Co-founder and Executive Vice President of KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments), Metropolitan West Funds (mutual funds with 9 series) and TCW Funds, Inc. (mutual fund with 22 series).
Charles A. Parker (80)	Indefinite term; Mr. Parker has served as a director of the Fund since May 1988.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado) and TCW Funds, Inc. (mutual fund with 22 series).
Victoria B. Rogers (53)	Indefinite term; Ms. Rogers has served as a director of the Fund since October 2011.	President, the Rose Hills Foundation.	Causeway Capital Management Trust (mutual fund with 5 series) and TCW Funds, Inc. (mutual fund with 22 series).
Andrew Tarica (56)	Indefinite term; Mr. Tarica has served as a director of the Fund since March 2012.	Chief Executive Officer, Meadowbrook Capital Management (asset management company) and Employee, Concept Capital Markets LLC (broker dealer).	Metropolitan West Funds (mutual fund with 9 series) and TCW Funds, Inc. (mutual fund with 22 series).

(1)	The address of each Independent Director is c/o Morgan, Lewis & Bockius LLP, Counsel to the Independent Directors, TCW Strategic Income Fund, 355 South Grand Avenue, Los Angeles, CA 90071.

TCW Strategic Income Fund, Inc. Directors and Officers (Continued)

Interested Directors

Each of these directors is an “interested person” of the Fund as defined in the 1940 Act because he is a director and officer of the Advisor, and a shareholder and director of The TCW Group, Inc., the parent company of the Advisor.

Name, Address, Age and Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
David S. DeVito (52)* President and Chief Executive Officer	Indefinite term; Mr. DeVito has served as a director of the Fund since January 2008, and as President and Chief Executive Officer since January 2014.	Executive Vice President and Chief Operating Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; President and Chief Executive Officer, TCW Funds, Inc.; Treasurer and Chief Financial Officer, Metropolitan West Funds.	TCW Funds, Inc. (a mutual fund with 22 series).
David Lippman (56)*	Indefinite term; Mr. Lippman has served as a director of the Fund since February 2014.	Chief Executive Officer, The TCW Group, Inc.; Chief Executive Officer and President, the Advisor, TCW Asset Management Company, Trust Company of the West, and Metropolitan West Asset Management LLC; President and Principal Executive Officer, Metropolitan West Funds.	None.

The officers of the Fund who are not directors of the Fund are:

Name and Address	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (59)*	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, TCW Funds, Inc.
Meredith S. Jackson (55)*	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group Inc., Trust Company of the West, TCW Asset Management Company and Metropolitan West Asset Management LLC; Senior Vice President, General Counsel, Secretary, TCW Funds, Inc. and Metropolitan West Funds. Previously, Partner and Chair of the Debt Finance Practice Group, Irell & Manella (law firm) (1999 – January 2013).

TCW Strategic Income Fund, Inc.

Directors and Officers (Continued)

Name and Address	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (1)
Jeffrey Engelsman (47)*	Chief Compliance Officer	Managing Director, Global Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Previously, Managing Director of New York Life Investment Management Company and Chief Compliance Officer of MainStay Group of Funds.
Richard Villa (50)*	Treasurer and Chief Financial Officer	Managing Director and Chief Financial Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer and Chief Financial Officer, TCW Funds, Inc.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of Trust Company of the West, TCW Asset Management Company, Metropolitan West Asset Management LLC and the Advisor, is the Assistant Treasurer of the Fund; Patrick W. Dennis, Senior Vice President & Associate General Counsel of Trust Company of the West, TCW Asset Management Company, Metropolitan West Asset Management LLC and the Advisor, is an Assistant Secretary of the Fund; and Jon-Luc Dupuy, Vice President and Senior Counsel for State Street Corporation’s Legal Administration Group, is also an Assistant Secretary of the Fund.

TCW

TCW Strategic Income Fund, Inc.

865 South Figueroa Street
Los Angeles, California 90017

866 227 8179

www.TCW.com

Investment Advisor
TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California 90017

Independent Registered Public Accounting Firm
Deloitte & Touche, LLP
555 West 5th Street
Los Angeles, California 90013

Custodian & Administrator
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Paul Hastings LLP
55 Second Street
San Francisco, California 94105

Directors
Samuel P. Bell
Director

David S. DeVito
Director, President, and Chief Executive Officer

John A. Gavin
Director

Patrick C. Haden
Director, Chairman

Janet E. Kerr
Director

David B. Lippman
Director

Peter McMillan
Director

Charles A. Parker
Director

Victoria B. Rogers
Director

Andrew Tarica
Director

Richard Villa
Treasurer, and Principal Financial and Accounting Officer

Jeffrey A. Engelsman
Chief Compliance Officer

Peter A. Brown
Senior Vice President

George N. Winn
Assistant Treasurer

Patrick Dennis
Assistant Secretary

Jon-Luc Dupuy
Assistant Secretary

TSIart9445 1/2/15

TCW Strategic Income Fund, Inc. 865 South Figueroa Street Investment Advisor Directors Los Angeles, California 90017 TCW Investment Management Company Samuel P. Bell 865 South Figueroa Street Director 866 227 8179 Los Angeles, California 90017 David S. DeVito www.TCW.com Transfer Agent, Dividend Reinvestment and Director, President, and Chief Executive Officer Disbursement Agent and Registrar Computershare John A. Gavin P.O. Box #30170 Director College Station, Texas 77842-3170 Patrick C. Haden Independent Registered Public Accounting Firm Director, Chairman Deloitte & Touche, LLP Janet E. Kerr 555 West 5th Street Director Los Angeles, California 90013 David B. Lippman Custodian & Administrator Director State Street Bank & Trust Company Peter McMillan One Lincoln Street Director Boston, Massachusetts 02111 Charles A. Parker Legal Counsel Director Paul Hastings LLP Victoria B. Rogers 55 Second Street Director San Francisco, California 94105 Andrew Tarica Director Officers Meredith S. Jackson Senior Vice President, General Counsel, and Secretary Richard Villa Treasurer, and Principal Financial and Accounting Officer Jeffrey A. Engelsman Chief Compliance Officer Peter A. Brown Senior Vice President George N. Winn Assistant Treasurer Patrick Dennis Assistant Secretary Jon-Luc Dupuy Assistant Secretary

Item 2.	Code of Ethics

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(c)	The registrant has made no material changes to its code of ethics.

(d)	The registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this
Form	N-CSR.

(e)	Not applicable.

(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)(1)	The registrant’s Board of Directors (the “Board”) has determined that the registrant has three members serving on the registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Samuel P. Bell, Charles A. Parker and Victoria B. Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the registrant.

(a) Audit Fees

For the fiscal years ended December 31, 2014 and December 31, 2013, the aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2014	2013
$81,000	$83,000

(b)	Audit-Related Fees

For the fiscal years December 31, 2014 and December 31, 2013, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were:

2014	2013
$0	$0

(c)	Tax Fees

For the fiscal years ended December 31, 2014 and December 31, 2013, the aggregate fees billed for tax compliance, tax advice and tax planning by Deloitte were:

2014	2013
$5,250	$5,250

Fees were for the preparation and filing of the registrant’s corporate returns.

(d)	All Other Fees

For the fiscal years ended December 31, 2014 and December 31, 2013, the aggregate fees billed by Deloitte to the registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2014	2013
$0	$0

(e) (1) The registrant’s Audit Committee approves each specific service the auditor will perform for the registrant. Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e) (2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g) No non-audit fees except as disclosed in Item 4(c) above were billed by the registrant’s accountant for services rendered to the registrant, or rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant’s audit committee members, consisting solely of independent directors, are:

Samuel P. Bell

John A. Gavin

Patrick C. Haden

Janet E. Kerr

Peter McMillan

Charles A. Parker

Victoria B. Rogers

Andrew Tarica

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 12(c) is a copy of the proxy voting policies and procedures of the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers

Mitch Flack	Portfolio manager and Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company since December 2009. Portfolio manager, partner and a mortgage specialist with Metropolitan West Asset Management Company, LLC prior to December 2009.

Stephen Kane	Portfolio manager and Group Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company since December 2009. Portfolio manager, founding partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

Laird R. Landmann	President, Metropolitan West Asset Management, LLC, portfolio manager and Group Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company since December 2009. Portfolio manager and a founding partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

Tad Rivelle	Portfolio manager, Group Managing Director, and Chief Investment Officer—High Grade Fixed Income, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company since December 2009. Chief Investment Officer, portfolio manager and a founding partner with Metropolitan West Asset Management, LLC prior to December 2009.

Bryan Whalen	Portfolio manager and Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company since December 2009. Portfolio manager and a partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

The foregoing information regarding the registrant’s portfolio managers is as of February 19, 2015.

(2) Other Accounts Managed as of December 31, 2014 in millions

	Registered Investment Companies asset-based advisory fee		Other Pooled Investment Vehicles asset-based advisory fee		Other Accounts asset-based advisory fee		Registered Investment Companies performance- based advisory fee		Other Pooled Investment Vehicles performance- based advisory fee		Other Accounts performance- based advisory fee
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mitch Flack	4	$9,161	25	$2,215	25	$4,755	0	0	23	$2,157	1	$205
Stephen Kane	33	$73,550	41	$6,301	215	$24,811	0	0	26	$2,663	5	$2,709
Laird Landmann	31	$73,549	38	$5,234	211	$24,578	0	0	27	$2,768	5	$2,709
Tad Rivelle	31	$80,405	35	$3,623	214	$24,680	0	0	26	$2,663	5	$2,709
Bryan Whalen	13	$68,624	32	$3,846	39	$8,277	0	0	27	$2,409	1	$205

Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the registrant), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or The TCW Group (“TCW”) has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the registrant. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the registrant.

(3) Portfolio Manager Compensation

The overall objective of TCW Investment Management Company’s (“Advisor”) compensation program for portfolio managers is to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s parent company (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of net income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is typically paid quarterly. In most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of certain expenses (including base salaries) related to the strategy group. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate portfolio managers for all other client accounts in the same strategy managed by the Advisor or one of the other TCW Advisors (together, “the TCW Group”). Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the Fund, including alternative investment products; the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and the TCW Group, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases bonuses may be paid on a discretionary basis out of a department profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. Many portfolio managers participate in equity incentives based on overall firm performance of the TCW Group and its affiliates, through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Advisor’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2014 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Advisor’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over a period of time and other awards are granted annually.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas were awarded partnership units in the Advisor’s parent company. Awards under this plan vest over time. Vesting is in part dependent on satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in the Advisor’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under the plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

(4) Share Ownership in Registrant as of December 31, 2014

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Mitch Flack					X
Stephen Kane							X
Laird Landmann	X
Tad Rivelle							X
Bryan Whalen					X

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) EX-99.CODE – Code of Ethics referred to in Item 2 is filed herewith

(a)(2) EX-99.CERT – The certifications required by Rule 30a-2(a) of the 1940

Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3) Not applicable.

(b) EX-99.906CERT – The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

(c) EX-99.(c) – Proxy Voting Policies and Procedures are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)

/s/ David S. DeVito
David S. DeVito
Chief Executive Officer

Date	February 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ David S. DeVito
David S. DeVito
Chief Executive Officer

Date	February 24, 2015

By (Signature and Title)

/s/ Richard M. Villa
Richard M. Villa
Chief Financial Officer

Date	February 24, 2015